Investor Update June, 2006 Sanjiv Khattri EVP & CFO Update on Exhibit 99.1 * * * * * * * * * * * * *

2
Forward Looking Statements
In the presentation that follows and in related comments by General Motors Acceptance Corporation management, our use of the words “expect”, “anticipate”, “estimate”, “forecast”, “objective”, “plan”,
“goal”, “project”, “outlook”, “priorities,” ”targets”, “intend”, “evaluate”, “pursue”, “seek” and similar expressions is intended to identify forward looking statements.
While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC’s most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K.  Such factors include, among others, the following: the ability of General Motors to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors; changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the threat of terrorism, the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks.
Use of the term “loans” describes products associated with direct and indirect lending activities of
GMAC’s global operations.  The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to GMAC’s purchase, acquisition or direct origination of various “loan” products.

3 Overview of GMAC Sale of Controlling Interest in GMAC GMAC Business Update Q & A Outline for Discussion

4 Overview of GMAC

GMAC -- Today
GMAC is one of the premier financial services company in the world
GMAC financed its first automobile in 1919
GMAC has been a wholly-owned subsidiary of General Motors since 1919
GMAC is a global franchise spanning nearly 40 countries
GMAC is a leading player in automotive financing, commercial finance, insurance and mortgage products, and real estate services
In 2005, GMAC made $2.8
*
billion in earnings with revenues of $21
billion
At Y-E GMAC had managed assets of $368 billion and total debt outstanding of
$254 billion
GM has agreed to sell a 51% controlling interest in GMAC to a
Consortium led by Cerberus Capital Management, L.P. (“Cerberus”)
Sale will provide significant benefits to GMAC’s  business
*  This is a non-GAAP financial measure.  Consolidated earnings on a GAAP basis were $2,394 million, which includes a one-time goodwill impairment charge of $439 million.

GMAC Financial Services
Financing Operations
(Total Assets of $172 Billion)
Insurance Operations
(Total Assets of $13 Billion)
U.S. & Int’l Auto Finance
- Consumer
- Commercial
Asset Based Lending Business
Residential
Capital Extended Auto Warranty
Auto Dealer Insurance
Personal Auto Insurance
U.S. Regional Reinsurance
Mortgage Operations
(Total Assets of $136 Billion)
Commercial
Mortgage
(21%)
U.S. Residential
Int’l Residential
U.S. Home Building
GM
Organization Structure

GMAC Business Strengths
Leadership positions across all major sectors
#1 in Auto Finance
Top 10 player in Mortgage
#1 provider of Extended Auto Warranty
#1 provider of Dealer Inventory Insurance
Tremendous global asset origination capability
World-class servicing
Well-managed risk profile
Global Franchise

2002 2003 2004 2005
(thousand of units)
Global Automotive Financing Volume
     Consumer 2,641   2,348   2,493   2,157
     Wholesale 6,348   6,312   6,558   6,440
Consumer  Financing ($ billions) $71 $68 $69 $63
Wholesale Assets Outstanding ($ billions) $39 $47 $49 $42
($ billions)
Mortgage Loan Origination & Acquisition $143 $203 $170 $206
($ millions)
Total Insurance Premiums Written $3,551 $3,929 $4,095 $4,150
Global Origination Volume
GMAC world-class origination platform

9 GMAC Managed Assets 368 316 291 271 233 346 0 100 200 300 400 2000 2001 2002 2003 2004 2005 $ billions

GMAC Consolidated Earnings Trend
$ millions
-
500
1,000
1,500
2,000
2,500
3,000
3,500
2000 2001 2002 2003 2004 2005
2,793
1,870
1,786
1,602
2,913
2,833
*  This is a non-GAAP financial measure.  Consolidated earnings on a GAAP basis were $2,394 million, which includes a one-time goodwill impairment charge of $439 million.
*
RoE               12.4%              12.0%              11.0%   14.4%             13.3%             10.6%

Current Ratings Linkage
GMAC ratings linked to GM thru 100% ownership
Positives of GM relationship
Stable strategic ownership
Steady flow of business
GM subvented
GM dealers
GM family
Prestigious brand name
Perceived issues with GM relationship
GM 100% Ownership of GMAC
Long-term adequacy of capital
Stable independent underwriting
Business Concentration
50% revenue “linked” to GM

Objectives of GMAC Majority Sale –
“Best of Both Worlds”
No Change
Steady flow of GM “linked” business
Diversified business model
Adequate capital for growth
Use of GMAC brand name
Changes
De-linkage of ratings
Minority GM Ownership
Stable “strategic” majority ownership
Independent BoD governance
Result
Increase in growth and earnings
Continue superior return to shareholders

13 Sale of Controlling Interest in GMAC

GMAC Financial Services

GM
49% Equity
51% Equity
CERBERUS
CAPITAL MANAGEMENT, L.P.
AOZORA BANK
citigroup
GMAC

14 Transaction Overview Investor Consortium

GM has agreed to sell a 51% controlling interest in GMAC to a
Consortium led by Cerberus
Cerberus will control all of the Consortium’s 51% voting shares
Cerberus has a strong track record of performance
One of the largest private investment firms in North America, with $18 billion under management
Experienced investor in financial institutions and automotive businesses
Long-term investment horizon
Significant stability for all stakeholders
Consortium and GM to invest $1.9 billion in preferred equity
GM expects to receive approximately $14B in cash over 3 years
$10B at closing
Components of Transaction

GM will receive dividends from GMAC equal to its earnings
prior to closing, which will largely fund GM repayment of inter-
company debt
GMAC and most of its U.S. operations (excluding the Insurance
Group) will be converted to Limited Liability Company (LLC)
form
Beneficial for shareholders’ tax planning
Long-term investment by Consortium
Committed to a 5-year minimum hold period
In years 1-2 after closing, plan to retain essentially all GMAC’s “after-
tax” earnings in the business
In years 3-5 after closing, Cerberus committed to reinvest all of its after-
tax distributions into GMAC preferred stock
Capital plan reflects a return to GMAC’s historical record of successfully reinvesting profits for growth and profitability
Components of Transaction (cont’d)

Assets retained by GM
At closing, GM will retain approximately $20 billion of assets
Predominantly U.S. lease assets and associated funding
Net book value estimated at about $4 billion
Retained lease assets reduce GMAC’s credit exposure to GM
Going forward, GMAC will continue to originate and retain all lease assets
GM call option term of ten years on Global Auto Finance
business
GM has to have either an investment grade rating or a rating higher than
GMAC’s rating to enable call
Arranging incremental credit facilities totaling $25 billion –
supported by $12.5 billion Citigroup commitment -- to
enhance GMAC’s already strong liquidity
Committed 3-year revolving facility
Asset-backed funding to support lease, wholesale, SmartBuy and other not traditionally securitized assets
Components of Transaction (cont’d)

Strong Independent Corporate Governance
Cerberus will be the managing owner of GMAC LLC and control the
Consortium’s 51% voting shares
Board Composition:
13 Board members
Consortium: 6
GM: 4
Independent: 3
Audit Committee to consist of all three Independent Directors
Consortium has the ability to raise a significant amount of new equity capital for GMAC and dilute GM’s ownership without GM consent
Majority Independent Director approval required for certain matters, including related party transactions and certain dividend payouts

Mutually Beneficial Services Agreements
Services agreements will preserve GM / GMAC mutually-beneficial relationship for the long-term
Support global $60+ billion a year auto loan origination platform
Services Agreements support key GM-GMAC objectives:
GM:
Strategic support for GM vehicle sales worldwide
GMAC:
Increased finance penetration and revenue
GMAC granted 10-year exclusivity covering U.S., Canadian and
International subvented wholesale and consumer business
GM “special rate” programs represent steady profitable business for GMAC
GMAC commitment to provide financing to GM retail customers and wholesale dealers in accordance with historical practices
GMAC will retain right to make all credit decisions
GMAC will finance a broad spectrum of customers and dealers generally in line with prior years
Agreement provides GMAC with a competitive return

GMAC Financial Services

GM
Ratings
Delinkage
GMAC

20 51% 49% Cerberus-Led Consortium GM/GMAC Rating Delinkage

GMAC Credit Profile
Under terms of transaction, GMAC’s unsecured credit exposure to GM will be capped at $1.5 billion on a global basis
Cap will include receivables from GM and any implicit “out of the money” risk sharing or residual value support due to loss in residual values
Estimate that GMAC’s unsecured credit exposure to GM will amount to $0.4 billion at closing
GMAC’s credit profile will be improved considerably
Consortium and GM to invest $1.9 billion in preferred equity
Significant re-investment of earnings over 5 years
Substantial reduction in credit exposure to GM
Strong independent corporate governance
10-year steady flow of auto financing volume for GMAC

Transaction expected to achieve rating de-linkage from GM
Sale by GM of controlling interest
Dramatic reduction in GM exposure
Sound governance to protect all GMAC stakeholders
Contractual agreement that ensures arm’s length GM-GMAC operating relationship
Rating agencies have provided indication that transaction will achieve de-linkage of GMAC credit ratings from those of GM
Target stable investment grade rating
Fundamentally strong credit profile
Need some time to “season” new structure and validate de-linkages with GM
Impact to Credit Rating

Solid
Strategic
Linkage
Auto financing relationship
GMAC exclusive provider of GM’s subvented auto finance programs
GMAC relationships with GM dealer network
GMAC
Customers:
Dealer floorplan financing
GMAC Sales
Force:
Auto finance & insurance products
“GM Family” customer base
Millions of customers for GMAC’s consumer finance products
GM/GMAC Strategic Linkage

Next Steps
Meet all pre-closing conditions
PBGC agreement that GMAC and its subsidiaries will have no
liability that could arise from GM’s pension plans
No Material Adverse Effect (including a credit rating below CCC for GM’s unsecured long-term debt)
Obtain significant number of regulatory approvals
Other appropriate conditions, certain legal opinions and
approvals
Close transaction in Q4-2006

Significant liquidity for GM
$10 billion upfront
$14 billion over 3 years
Broad auto financing support for GM
GM will benefit from comprehensive wholesale and retail automotive financing to support its vehicle sales globally
Ongoing earnings from GM’s 49% equity stake retained in GMAC
Expect that minority equity stake in thriving company will generate steadily growing earnings stream
Will remain a significant % of GM total earnings
Transaction Benefits Summary - GM

Strengthened GMAC capital base long-term
Preferred equity injection of $1.9 billion
Earnings reinvestment provisions
Improved GMAC liquidity
Committed 3-year $25 billion funding facilities
Anticipated access to unsecured markets
Significant and steady flow of auto financing revenue
Agreement grants GMAC 10-year exclusivity on GM’s subvented auto finance programs
Believe transaction will achieve credit rating de-linkage from GM
Governance provisions further establishing GMAC independence from GM
Cap on unsecured credit exposure to GM
Contractual arm’s length agreement governing all GM/GMAC auto financing
Consortium committed to a successful GMAC
View transaction as ‘strategic” with a long-term investment horizon
Transaction Benefits Summary - GMAC

27 GMAC Business Update

28 Business Outlook -- 2006 Consolidated Results Financing Operations Mortgage Operations Insurance Operations Funding Update

Consolidated Earnings Trend
$ millions
Non-Financing     16%     22%     24%    30%     26%      31%     34%    30%      34%    51%     49%     62%
% of Income
-
500
1,000
1,500
2,000
2,500
3,000
3,500
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
1,241
2,793
1,870
1,786
1,602
1,527
1,325
1,301
2,913
1,031
920
2,833
• This is a non-GAAP financial measure.  Consolidated earnings on a GAAP basis were $2,394 million, which includes a one-time goodwill impairment charge of $439 million.
*

30 34 129 95 Insurance ($56) $672 $728 Total (155) 230 385 Mortgage $65 $313 $248 Financing 2006 Fav/(Unfav) 2005 2006 2005 Net Income – 2006 First Quarter $ Millions

Recent Challenges
Credit rating downgraded below investment grade
Several additional GM / GMAC rating downgrades incurred
GMAC borrowing spreads climbed to
unprecedented levels
Short-term interest rates trended upward
3-month LIBOR increased by nearly 200 bps
Yield curve flattened

32 Earnings Mix – Business Diversification 2001 2005 Financing Mortgage / Insurance 70% 30% 38% 62% * * Excludes goodwill impairment charge of $439 million

Earnings Mix – Geographic Diversification
29% 748 273 Total
63% 63 9 Insurance
39% 270 72 Mortgage
21% 415 192 Financing
CAGR 2005 2001
$ Millions
International Net Income
*
* Income outside U.S. and Canada               ** Compound Annual Growth Rate
**

Insurance Operations
Premium / Revenue
growing
International growth
Niche acquisitions
Favorable loss cost
experience
Steadily increasing
underwriting profits
Increasing competitive
trends
Growing investment
portfolio
Insurance Net Income
$7.7 $7.3 $6.2 $5.1 Market Value of Investment
Portfolio
12/05 12/04 12/03 12/02 ($ Billions)
$ Millions
329
179
87
0
100
200
300
400
2002 2003 2004 2005
417

Mortgage Operations
GMAC has maintained
strong profitability at
its Residential
Mortgage Operations
despite decline in
industry volume and
margin pressures
Growth in residential
market share for 9
consecutive years
Increased mortgage
servicing income
Profitable expansion
overseas
Stand-alone investment
grade rating
Memo: ($ Trillions)
Industry Volume*
ResCap Net Income
$ Millions
319
912
904
1,021
0
200
400
600
800
1,000
1,200
2002 2003 2004 2005
2.8                  3.8                  2.7                  2.9
U.S. Mortgage
Debt Outstanding*
6.3                  7.1                  8.1                  9.1
* Source: Fannie Mae

Financing Operations
Financing
$ Millions
Funding constrained
business
Ratings impact
competitiveness
Upcoming ratings
delinkage will benefit
costs
Leverage existing
relationships to capture
opportunities within GM
dealer channel
Leverage existing dealer
relationships to expand
presence in non-GM
dealer network
Continue to expand
footprint into new
countries
*
• Excluding after-tax goodwill impairment of $398 million for
Commercial Finance
1,064
1,476
1,360
1,239
0
400
800
1,200
1,600
2002 2003 2004 2005

37 Funding Update

Strong Liquidity Position
GMAC continues to have access to large liquidity cushion
Cash balance of $22 billion* at March 31, 2006
Over $45 billion of unutilized bank lines and conduit capacity
Multi-year committed whole loan facilities with Bank of America and
Bank of Nova Scotia with $59 billion of unutilized commitments
Arranging incremental credit facilities totaling $25 billion –
supported by $12.5 billion Citigroup commitment – to
enhance GMAC’s already strong liquidity
Committed 3-year revolving facility
Asset-backed funding to support SmartLease, wholesale, SmartBuy and other assets that have not been traditionally securitized
*
Includes $4.8B in cash invested in a portfolio of highly liquid marketable securities

Strong Liquidity Position (cont’d)
In March, closed sale of majority interest in GMAC
Commercial Mortgage and received $8.8 billion comprised of
sale proceeds and repayment of inter-company debt
Strong stand-alone ResCap funding capability established
ResCap has repaid all inter-company debt to GMAC using proceeds from recent bond transactions
Many other innovative funding channels established

40 2005 U.S. Term Funding 90% 10% Secured Funding & Whole Loan Sales Unsecured Funding $41 Billion Note: Represents domestic auto finance only

2005 U.S. Term Funding
42%
13%
10%
35%
Money Market
Investors
Term Investors
Whole Loans
Unsecured
Funding
$41 Billion
Secured
Funding
& Whole
Loan Sales
(90%)
(10%)
Note: Represents domestic auto finance only

Evolution of U.S. Term Funding
21%
79%
46%
54%
90%
10%
2001
$65 Billion
$47 Billion
$41 Billion
2004
2005
Secured Funding &
Whole Loan Sales
Unsecured Funding
Note: Represents domestic auto finance only

Structural Subordination Analysis
Asset Coverage Ratio continues to adequately protect
unsecured debt holders despite increase in secured funding
Although unencumbered assets have declined, asset coverage ratio remains stable-to-higher as unsecured debt levels decline even more rapidly
* Total Assets less [Secured Debt+Other Non-Debt Liabilities+Intangible Assets]
111%
169
188
2004
117%
120
140
Q1 2006
115% Asset Coverage
Ratio
132 Unsecured Debt
151
Unencumbered
Assets*
2006 2005
$ Billions
Stable-to-
Higher

GMAC Funding Plan
GMAC’s innovative funding initiatives have reduced its need to rely on unsecured financing
With a stable and potentially improving credit rating post-
closing, GMAC will opportunistically seek to access the
unsecured institutional and retail markets

GMAC Global Liquidity Profile
GMAC has access to massive liquidity cushion
Two large, multi-year funding agreements: Bank of America (BofA), Bank of
Nova Scotia (BNS), with plans for a third $25B facility anchored by Citigroup
BofA and BNS commitments for retail assets while the $25B facility includes leases, dealer floor plan, SmartBuy, and other assets not traditionally securitized
Continued access to significant amount of bank funding
Note:   (1)  Including $4.8Bn of marketable securities
(2) Utilized/expired
$ billion
As of 3/31/06 Line Size Utilized Unutilized
Cash
(1)
22 0 22
Committed Flow agreements 75 16 59
Proposed Citigroup-led $25B Funding Facility 25 0 25
Committed Bank facilities 85 39 46
Total Committed 185 55 130
Uncommitted Bank facilities 9 8 1
Total 216 63 153
(2)

Consolidated Asset and Liability Maturities
Note: Includes cash, excludes on-balance sheet secured debt and the related assets, as of March 31, 2006
Interest-Earning Assets
Interest-Bearing Liabilities
50
56
67
86
104
19
29
44
63
77
-
25
50
75
100
125
Under 3
months
Under 6
months
Under 1
year
Under 2
years
Under 3
years
$ Billions

ResCap Capital Structure
GMAC plans to maintain the ResCap firewall to preserve
ResCap’s relatively higher credit rating
Firewall: Governance and Dividend Limitations
$ Billion (as of 05/31/06)
Global Debt Issued 12.4
Global Bank Lines 4.0
Total 16.4
ResCap already enjoys significant
access to unsecured liquidity

Conclusion
Operating metrics for Financing, Mortgage and Insurance
remain strong
Some margin pressures due to interest rate cycle and competitive trends, but expect to have solid performance in 2006
GM, GMAC and Cerberus led consortium working on speedy
closing of 51% sale transaction
Target fourth quarter closing
Plan to maintain current conservative funding strategy until risks to closing are reduced
Following the closing of the 51% sale, GMAC will be even better positioned to execute our business plan under which we will:
Support GM vehicle sales with a broad range of auto financing activities
Continue to grow all segments of the business
Generate a strong return on investment for GMAC’s shareholders

GMAC Strategic Vision
+
Leadership positions
across all major sectors
#1 in Auto Finance
Top 10 player in Mortgage
#1 provider of Extended Auto
Warranty
#1 provider of Dealer Inventory
Insurance
+
Tremendous global asset
origination capability
+
World-class servicing
+
Well-managed risk profile
+
Global franchise
Create Premier Global Finance Company
Consortium Provided Benefits GMAC Business Strengths
+
Stable/Improving credit rating
+
Balance sheet capacity
+
Competitive funding cost
+
Operational expertise
+
Strong independent corporate
governance

50 Long-Term Outlook Existing Business Strengths Improved Capital Position and Credit Ratings Long Term Profitable Growth +

51 Q & A

* * * * * * * * * * * * *